SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 13, 2002

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code	(404) 652-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

Attached hereto as Exhibit 99.1 is a press release issued by Georgia-Pacific Corporation on August 13, 2002 regarding Georgia-Pacific's plan to sell a majority stake in its Unisource subsidiary and related charges Georgia-Pacific will take in connection with the transaction. The press release is incorporated herein by this reference.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

99.1

Press release issued by Georgia-Pacific Corporation on August 13, 2002 regarding announcement of plan to sell majority stake in its Unisource subsidiary to Bain Capital and related accounting charges for 2002.

	99.2	Statement Under Oath of Alston D. Correll, Principal Executive Officer of Georgia-Pacific Corporation, regarding facts and circumstances relating to Exchange Act Filings.

	99.3	Statement Under Oath of Danny W. Huff, Principal Financial Officer of Georgia-Pacific Corporation, regarding facts and circumstances relating to Exchange Act Filings.

	99.4	Certification by Alston D. Correll, as Chairman, Chief Executive Officer and President of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).

99.5

Certification by Danny W. Huff, as Executive Vice President - Finance and Chief Financial Officer of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).

Item 9.	Regulation FD Disclosure.

On August 13, 2002, the Registrant filed sworn statements of its Chief Executive Officer and Chief Financial Officer (the "Sworn Statements") with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Order of June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. The Sworn Statements are attached hereto as Exhibit 99.2 and Exhibit 99.3 respectively, and are incorporated herein by this reference.

On August 13, 2002, the Registrant sent certifications of its Chief Executive Officer and Chief Financial Officer to the Commission pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) (the "906 Certifications"). The 906 Certifications accompanied the Registrant's Quarterly Report on Form 10-Q for the period ended June 29, 2002 and are attached hereto as Exhibit 99.4 and Exhibit 99.5 respectively, and are incorporated herein by this reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 14, 2002

GEORGIA-PACIFIC CORPORATION

		By:	/s/ Kenneth F. Khoury

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1

Press release issued by Georgia-Pacific Corporation on August 13, 2002 regarding announcement of plan to sell majority stake in its Unisource subsidiary to Bain Capital and related accounting charges for 2002.

99.2	Statement Under Oath of Alston D. Correll, Principal Executive Officer of Georgia-Pacific Corporation, regarding facts and circumstances relating to Exchange Act Filings.

99.3	Statement Under Oath of Danny W. Huff, Principal Financial Officer of Georgia-Pacific Corporation, regarding facts and circumstances relating to Exchange Act Filings.

99.4	Certification by Alston D. Correll, as Chairman, Chief Executive Officer and President of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).

99.5

Certification by Danny W. Huff, as Executive Vice President - Finance and Chief Financial Officer of Georgia-Pacific Corporation, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350).